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                                                                   EXHIBIT 10.42


                SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT


        THIS SECOND AMENDMENT is made as of September 1, 1998, by and among Tier Technologies, Inc., a California corporation (the "Company"), Tier Technologies (United Kingdom) Inc., a Delaware corporation ("Tier UK"), and BankBoston,
N.A., a national banking association (the "Bank").

        WHEREAS, the parties hereto are parties to a certain Revolving Credit Agreement dated as of March 31, 1998 as amended by an Amendment to the Revolving Credit Agreement dated as of March 31, 1998, (the Revolving Credit Agreement as amended by the Amendment is referred to herein as the "Credit Agreement"); and

        WHEREAS, the parties desire to further amend the Credit Agreement in a certain respect.

        NOW THEREFORE, the parties hereto hereby agree to amend the Credit Agreement as follows:


        1. The Credit Agreement is hereby amended by deleting Section 6.9 thereof in its entirety and by substituting the following new Section in lieu thereof:

                "6.9  Capital Expenditures. Neither the Company nor any of its
                      ------- ------------
                Subsidiaries shall make Capital Expenditures in excess of the following amounts in each year specified below, exclusive of Capital Expenditures incurred in connection with the acquisition of any Person:

                        Fiscal Year             Maximum Capital Expenditure
                -------------------------    ---------------------------------

                        1998                            $2,500,000
                        1999                            $4,500,000
                        2000                            $7,000,000
                   and thereafter"

        2. Except as specifically provided herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.

        3. This Second Amendment may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.


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        IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their duly authorized officers as of the day and year first above written.


                                        TIER TECHNOLOGIES, INC.

                                        By:  /s/ GEORGE K. ROSS
                                            -------------------------------
                                            Name:  George K. Ross
                                            Title: EVP & CFO


                                        TIER TECHNOLOGIES
                                        (UNITED KINGDOM), INC

                                        By:  /s/ GEORGE K. ROSS
                                            -------------------------------
                                            Name:  George K. Ross
                                            Title: Director


                                        BANKBOSTON, N.A.

                                        By:  /s/ LYNN R. SCHRADER
                                            -------------------------------
                                            Name:  Lynn R. Schrader
                                            Title: Vice President


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